Exhibit 99(a)

The Instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. The Dealer Managers, Soliciting Dealers (if Alcoa decides to form a Soliciting Dealer Group), the Depositary and the Information Agent can assist you in completing this Letter of Transmittal (see the back page of this document for addresses and telephone numbers).

LETTER OF TRANSMITTAL

for Deposit of Common Shares of

ALCAN INC.

Pursuant to the Offer to Purchase, dated May 7, 2007, made by

ALCOA HOLDCO CANADA ULC,

a wholly owned subsidiary of Alcoa Inc.,

and

USE THIS LETTER OF TRANSMITTAL IF:

1.	YOU ARE DEPOSITING ALCAN COMMON SHARE CERTIFICATES AND RIGHTS CERTIFICATES, IF APPLICABLE; OR
2.	YOU ARE FOLLOWING PROCEDURES FOR BOOK-ENTRY TRANSFER (FOR DTC ACCOUNTS) AND DO NOT HAVE AN AGENT’S MESSAGE; OR
3.	YOU PREVIOUSLY DEPOSITED ALCAN COMMON SHARES OR RIGHTS CERTIFICATES, IF APPLICABLE, PURSUANT TO A NOTICE OF GUARANTEED DELIVERY.

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 5:00 P.M., EASTERN DAYLIGHT SAVING TIME, ON JULY 10, 2007, UNLESS EXTENDED OR WITHDRAWN BY THE OFFERORS.

This Letter of Transmittal (this “Letter of Transmittal”) (or a manually signed facsimile copy hereof), properly completed and duly executed in accordance with the instructions set out herein, together with all other required documents, must accompany share certificates (“Alcan Common Share Certificates”) and rights certificates (“Rights Certificates”), if applicable, representing each issued and outstanding common share of Alcan Inc., a corporation organized under the laws of Canada (“Alcan”), together with the associated rights (the “Alcan Rights” and, together with the common shares of Alcan, the “Alcan Common Shares”) issued and outstanding under Alcan’s Shareholder Rights Agreement which is described under “Shareholder Rights Agreement” in the Circular (as defined below) accompanying the Offer to Purchase (as defined below), deposited pursuant to the offer, dated May 7, 2007 (the “Offer”) made by Alcoa Inc., a Pennsylvania corporation (“Alcoa”), and Alcoa Holdco Canada ULC, an unlimited liability company organized under the laws of the Province of Nova Scotia, Canada, and a wholly owned subsidiary of Alcoa (“Alcoa Holdco Canada” and, together with Alcoa, the “Offerors”), to purchase each issued and outstanding Alcan Common Share for $58.60 (equivalent to Cdn$64.86 based on the May 4, 2007 Bank of Canada Noon Rate) net per share in cash (less any applicable withholding taxes and without interest) plus 0.4108 of a share of Alcoa common stock, par value $1.00 per share (“Alcoa Common Shares”) (collectively, the “Offer Consideration”).

The terms and conditions of the Offer to Purchase, which includes the Circular, dated May 7, 2007 (the “Offer to Purchase”), are incorporated by reference in this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal which are defined in the Offer to Purchase have the meanings ascribed to them therein.

This Letter of Transmittal is to be used for the deposit of Alcan Common Shares (and Alcan Rights, if applicable). Depositing Alcan shareholders may use this Letter of Transmittal if Alcan Common Share Certificates (and/or Rights Certificates) are to be forwarded herewith. Alcan shareholders may also accept the Offer by (i) following the procedures for book-entry transfer established by the Canadian Depository for Securities Limited (“CDS”), provided that a Book-Entry Confirmation through the CDS on-line tendering system pursuant to which book-entry transfers may be effected (the “CDSX”) is received by the Depositary at its offices specified in this Letter of Transmittal prior to the expiration time of the Offer, or (ii) following the procedures for book-entry transfer established by the Depository Trust Company (“DTC”), provided that a Book-Entry Confirmation, together with an Agent’s Message in respect thereof, or a properly completed and duly executed Letter of Transmittal and any other required documents are received by the Depositary at its offices specified in this Letter of Transmittal prior to the expiration time of the Offer. Alcan shareholders accepting the Offer through book-entry transfer must make sure such documents or Agent’s Message are received by the Depositary. See the section of the Offer to Purchase entitled “Offer — Manner of Acceptance — Book-Entry Transfer.”

An Alcan shareholder who wishes to deposit Alcan Common Shares (and Alcan Rights, if applicable) pursuant to the Offer and whose Alcan Common Shares (and Alcan Rights, if applicable) are registered in the name of a broker, dealer, commercial bank, trust company or other nominee should immediately contact such broker, dealer, commercial bank, trust company or other nominee in order to take the necessary steps to be able to deposit such Alcan Common Shares (and Alcan Rights, if applicable) pursuant to the Offer.

Alcan shareholders who wish to deposit Alcan Common Shares (and Alcan Rights, if applicable) pursuant to the Offer and (a) whose Alcan Common Share Certificates and/or Rights Certificates, if applicable, are not immediately available, (b) who cannot deliver their Alcan Common Share Certificates and/or Rights Certificates, if applicable, and all other required documents to the Depositary before the expiration time, (c) who cannot comply with the procedures for book-entry transfer on a timely basis, or (d) if the Separation Time has occurred before the expiration time but Rights Certificates have not been distributed to Alcan shareholders before the expiration time, may nevertheless deposit such Alcan Common Shares pursuant to the Offer by following the procedures for guaranteed delivery set forth in the section of the Offer to Purchase entitled “Offer — Manner of Acceptance — Procedures for Guaranteed Delivery.” See Instruction 2.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE EITHER THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR THE APPLICABLE FORM W-8. SEE INSTRUCTION 9.

Please read carefully the Instructions set forth below before completing this Letter of Transmittal.

TO:	Alcoa and
Alcoa Holdco Canada

AND	TO: Computershare Investor Services Inc. (the “Depositary”), at its addresses set forth below

The undersigned hereby deposits the Alcan Common Shares (and Alcan Rights, if applicable), listed below and, subject only to the provisions of the Offer regarding withdrawal of deposited Alcan Common Shares, irrevocably accepts the Offer for such Alcan Common Shares upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase (including if the Offer is extended or amended, the terms and conditions of such extension or amendment), receipt of which is hereby acknowledged. Alcan shareholders who have deposited Alcan Common Shares pursuant to the Offer will be deemed to have deposited the Alcan Rights associated with such Alcan Common Shares. No additional payment will be made for the Alcan Rights and no amount of the consideration to be paid by the Offerors will be allocated to the Alcan Rights. Unless waived by the Offerors, holders of Alcan Common Shares are required to deposit one Alcan Right for each Alcan Common Share in order to effect a valid deposit of such Alcan Common Share or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto.

DESCRIPTION OF ALCAN COMMON SHARES DEPOSITED
Common Shares Certificate Number(s)*	Name(s) in which Common Shares are Registered	Number of Common Shares Represented by Certificate*	Number of Common Shares Deposited**

Total Common Shares:

DESCRIPTION OF ALCAN RIGHTS DEPOSITED*** (To be completed if necessary)
Alcan Rights Certificate Number(s)*	Name(s) in which Alcan Rights are Registered	Number of Alcan Rights Represented by Certificate*	Number of Alcan Rights Deposited**

Total Alcan Rights:

*	Need not be completed if transfer is made by book entry.
**

Unless otherwise indicated, it will be assumed that all Alcan Common Shares evidenced by any Alcan Common Share Certificates and all Alcan Rights evidenced by any Rights Certificates, if applicable, delivered to the Depositary are being deposited. See Instruction 3.

***

The following procedures must be followed in order to effect the valid delivery of Rights Certificates: (i) if the Separation Time (as defined under the Shareholder Rights Agreement) does not occur before the expiration time, a deposit of Alcan Common Shares by the undersigned will also constitute a deposit of the associated Alcan Rights; (ii) if Rights Certificates are distributed by Alcan to the Alcan shareholders prior to the time that the holder’s Alcan Common Shares are deposited pursuant to the Offer, in order for the Alcan Common Shares to be validly deposited, Rights Certificate(s) representing Alcan Rights equal in number to the number of Alcan Common Shares deposited must be delivered to the Depositary; or (iii) if the Separation Time occurs before the expiration time and Rights Certificates are not distributed by the time that an Alcan shareholder deposits its Alcan Common Shares pursuant to the Offer, the Alcan shareholder may deposit its Alcan Rights before receiving Rights Certificate(s) by using the guaranteed delivery procedure described below. See Instruction 2. In any case, a deposit of Alcan Common Shares constitutes an agreement by the undersigned to deliver Rights Certificate(s) representing Alcan Rights equal in number to the number of Alcan Common Shares deposited pursuant to the Offer to the Depositary, before 5:00 p.m. (local time at the place of deposit) on the third trading day on the TSX after the date, if any, that Rights Certificate(s) are distributed. The Offerors reserve the right to require, if Rights Certificates are required to be issued, that the Depositary, prior to taking up the Alcan Common Shares for payment pursuant to the Offer, receives Rights Certificate(s) from the undersigned representing Alcan Rights equal in number to the Alcan Common Shares deposited by the undersigned.

Subject to, and effective on and after the date that the Offerors take up and pay for the Alcan Common Shares deposited herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offerors all right, title and interest in and to all Alcan Common Shares deposited hereby (the “Purchased Alcan Common Shares”) and any and all stock dividends, securities, rights (including Alcan Rights), warrants or other interests or distributions which may be accrued, declared, paid, issued, distributed, made or transferred on or in respect of such Alcan Common Shares and which are made payable or distributable to the holders of those Alcan Common Shares of record on a date on or after the date of the Offer (collectively, “Other Securities”).

If Alcan should declare or pay any cash or stock dividend (other than its normal quarterly cash dividend per Alcan Common Share of $0.20 or less) or make any other distribution on or issue any Other Securities on or after the date of the Offer, the undersigned shall promptly remit and transfer to the Depositary for the account of Alcoa or Alcoa Holdco Canada, as the case may be, any and all such Other Securities, and (i) to the extent that such cash dividends or cash distributions do not exceed the amount payable in cash to the depositing Alcan shareholder pursuant to the Offer, the amount payable to the depositing Alcan shareholder will be reduced by the amount of any such dividend or distribution; and (ii) the amount by which any such cash dividend or cash distribution exceeds the amount payable in cash to the depositing Alcan shareholder together with any non-cash dividend, distribution or rights, shall be remitted promptly by the depositing holder to the Depositary or another person designated by Alcoa for the Offerors’ account accompanied by appropriate documentation of transfer. Pending such remittance, Alcoa or Alcoa Holdco Canada, as the case may be, shall be entitled to all rights and privileges as the owner of any such dividend, distribution or rights and may deduct the value thereof from the amount payable in cash by it pursuant to the Offer to the depositing Alcan shareholder.

If the Separation Time does not occur before the expiration time, a deposit of Alcan Common Shares by the undersigned will also constitute a deposit of the associated Alcan Rights. If Rights Certificates are distributed by Alcan to the Alcan shareholders prior to the time that the holder’s Alcan Common Shares are deposited pursuant to the Offer, in order for the Alcan Common Shares to be validly deposited, Rights Certificate(s) representing Alcan Rights equal in number to the number of Alcan Common Shares deposited must be delivered to the Depositary. If the Separation Time occurs before the expiration time and Rights Certificates are not distributed by the time that an Alcan shareholder deposits its Alcan Common Shares pursuant to the Offer, the Alcan shareholder may deposit its Alcan Rights before receiving Rights Certificate(s) by using the guaranteed delivery procedure described below.

In any case, a deposit of Alcan Common Shares constitutes an agreement by the undersigned to deliver Rights Certificate(s) representing Alcan Rights equal in number to the number of Alcan Common Shares deposited pursuant to the Offer to the Depositary, before 5:00 p.m. (local time at the place of deposit) on the third trading day on the TSX after the date, if any, that Rights Certificate(s) are distributed. The Offerors reserve the right to require, if Rights Certificates are required to be issued, that the Depositary, prior to taking up the Alcan Common Shares for payment pursuant to the Offer, receives Rights Certificate(s) from the undersigned representing Alcan Rights equal in number to the Alcan Common Shares deposited by the undersigned.

Subject to, and effective on and after the date that the Offerors take up and pay for the Alcan Common Shares deposited herewith in accordance with the terms of the Offer, the undersigned hereby irrevocably appoints the Offerors or their designees as the true and lawful agent, attorney and attorney-in-fact of the undersigned with respect to the Purchased Alcan Common Shares (and any Other Securities). This appointment is effective from and after the date (the “Effective Date”) the Purchased Alcan Common Shares are taken up and paid for under the Offer and affords the Offerors full power of substitution (such power of attorney being coupled with an interest and irrevocable), in the name and on behalf of the undersigned, to:

•	register, record, transfer and enter the transfer of the Purchased Alcan Common Shares and any Other Securities on the books of Alcan;

•

vote, execute and deliver any instruments of proxy, authorizations and consents in form and on terms satisfactory to the Offerors in respect of any Purchased Alcan Common Shares and any or all Other Securities, revoke any such instrument, authorization or consent given prior to or after the Effective Date, designate in any such instruments of proxy any person(s) as the proxy or the proxy nominee(s) of the Alcan shareholder in respect of those Purchased Alcan Common Shares and those Other Securities for all purposes;

•	execute, endorse and negotiate any cheques or other instruments representing any distribution payable to the holder; and

•	exercise any and all other rights of a holder of Purchased Alcan Common Shares and any Other Securities.

The foregoing proxies are effective only upon the Offerors taking up and paying for the Alcan Common Shares deposited pursuant to the Offer. All prior proxies and other authorizations (including, without limitation, all appointments of any agent, attorney or attorney-in-fact) or consents given by the undersigned with respect to those Purchased Alcan Common Shares and Other Securities shall be revoked as of the date on which the Purchased Alcan Common Shares and Other Securities are taken up and paid for under the Offer and no subsequent proxies or other authorizations or consents may be given by the undersigned with respect to those Purchased Alcan Common Shares or Other Securities.

The undersigned understands that, in order for Alcan Common Shares to be deemed validly deposited, immediately upon the Offerors’ taking up of such Alcan Common Shares for payment, the Offerors or their designees must be able to exercise full voting, consent and other rights with respect to such Alcan Common Shares and Other Securities, including, without limitation, voting at any meeting of holders of such securities. Accordingly, from and after the date on which the Purchased Alcan Common Shares are taken up and paid for under the Offer, the undersigned hereby agrees:

•

not to vote any of the Purchased Alcan Common Shares or Other Securities at any meeting (whether annual, special or otherwise or any adjournment or postponement thereof including, without limitation, any meeting to consider a subsequent acquisition transaction) of holders of those securities;

•	except as otherwise may be agreed, not to exercise any other rights or privileges attached to any of those securities; and

•	to deliver to the Offerors any and all instruments of proxy, authorizations or consents received in respect of all those securities.

The undersigned understands that deposits of Alcan Common Shares and Alcan Rights pursuant to any of the procedures described in the section of the Offer to Purchase entitled “Offer—Manner of Acceptance” and in the Instructions hereto will create and constitute a binding agreement between the undersigned and the Offerors upon the terms and subject to the conditions set forth in the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), including the undersigned’s representation and warranty that:

•	the undersigned has full power and authority to deposit, sell, assign and transfer the Alcan Common Shares (and any Other Securities) and Alcan Rights being deposited and has not sold, assigned or transferred or agreed to sell, assign or transfer any of such Alcan Common Shares (and Other Securities) or Alcan Rights to any other person;

•	the undersigned owns the Alcan Common Shares (and any Other Securities) and Alcan Rights being deposited within the meaning of all applicable securities laws;

•	the deposit of those Alcan Common Shares (and any Other Securities) and Alcan Rights complies with all applicable securities laws; and

•

when those Alcan Common Shares (and any Other Securities) and Alcan Rights are taken up and paid for under the Offer, Alcoa or Alcoa Holdco Canada, as the case may be, will acquire good title thereto free and clear of all liens, restrictions, charges, encumbrances and claims.

Without limiting the foregoing, if the consideration to be delivered in the Offer is amended in accordance with the Offer, the consideration to be delivered to the undersigned will be the amended consideration notwithstanding the fact that a different consideration is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Offerors may not be required to take up and pay for any Alcan Common Shares deposited under the Offer.

The undersigned, upon request, will execute and deliver any additional documents, transfers and other assurances deemed by the Depositary or the Offerors to be necessary or desirable to complete the sale, assignment and transfer of the Alcan Common Shares, the Alcan Rights or Other Securities deposited hereby.

All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, incapacity, bankruptcy or insolvency of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of the undersigned.

Alcan Common Shares and Alcan Rights deposited under the Offer may be withdrawn by or on behalf of the depositing shareholder (i) at any time before the time Alcan Common Shares are taken up and paid for under the Offer, (ii) during the Subsequent Offering Period, provided, however, that this right of withdrawal will not apply in respect of Alcan Common Shares taken up and paid for by the Offerors prior to the Subsequent Offering Period, or (iii) in certain other circumstances as described in the section of the Offer to Purchase entitled “Offer — Right to Withdraw.” The Offerors will not amend the Offer to alter the withdrawal rights of Alcan shareholders.

The undersigned hereby requests that, upon the Offerors taking up the Alcan Common Shares deposited hereby, the Depositary and the Offerors issue in the name of the undersigned (i) the Alcoa Common Shares (or, in the case of Alcan shareholders who have deposited Alcan Common Shares by book-entry transfer, credit the Alcoa Common Shares to the account at DTC, specified in Block D below), (ii) any Alcan Common Shares not deposited or not taken up (or, in the case of Alcan Common Shares deposited by book-entry transfer, credit the Alcan Common Shares to the account at DTC, specified in Block D below), and (iii) a cheque for cash (including any cash in lieu of fractional Alcoa Common Shares) payable (please check the appropriate box below)

☐	in U.S. dollars; or

☐	in Canadian dollars (based on the Bank of Canada Noon Rate on the business day immediately preceding the date of delivery of such payment to the Depositary).

(An Alcan shareholder who does not check either of the boxes above will receive the cash portion of the Offer Consideration under the Offer in U.S. dollars.)

Unless the undersigned instructs the Depositary to hold for pick-up the cheque, Alcan Common Share Certificates and share certificates for Alcoa Common Shares by checking the appropriate box below, the cheque,

Alcan Common Share Certificates and share certificates for Alcoa Common Shares will be forwarded by first class mail to the undersigned at the address set forth below. If no address is specified, the cheque, Alcan Common Share Certificates and share certificates for Alcoa Common Shares will be forwarded to the address of the Alcan shareholder as shown on the register of Alcan shareholders maintained by or on behalf of Alcan. The undersigned acknowledges that the Offerors have no obligation pursuant to the instructions given below to transfer any Alcan Common Shares deposited by the undersigned from the name of the registered holder thereof if the Offerors do not take up and pay for any of the Alcan Common Shares deposited by the undersigned.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par l’offre acceptée par cette lettre d’acceptation et d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

ALCAN SHAREHOLDER INFORMATION AND INSTRUCTIONS

Please review carefully and complete the following boxes, as appropriate.

BLOCK A

REGISTRATION AND PAYMENT INSTRUCTIONS

The cheque for cash payable pursuant to the Offer (less any applicable withholding taxes and without interest), Alcoa Common Shares and/or Alcan Common Share Certificates (and certificates for Alcan Rights, if applicable) not deposited or accepted for exchange are to be issued in the name of:

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (or Zip) Code)

(Telephone – Business Hours)

(Taxpayer Identification Number, Social Security Number or Social Insurance Number)

(See Substitute Form W-9 included herein)

BLOCK B

DELIVERY INSTRUCTIONS

SEND the cheque for cash payable pursuant to the Offer (less any applicable withholding taxes and without interest), Alcoa Common Shares and/or Alcan Common Share Certificates (and Rights Certificates, if applicable) not deposited or accepted for exchange (unless Block C is checked) to:

☐ Same as address in Block A (check box) or to:

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (or Zip) Code)

(Telephone – Business Hours)

(Taxpayer Identification Number, Social Security Number or Social Insurance Number)

BLOCK C

SPECIAL PICK-UP INSTRUCTIONS

☐ HOLD THE CHEQUE, ALCOA COMMON SHARES AND/OR ALCAN COMMON SHARE CERTIFICATES (AND RIGHTS CERTIFICATES, IF APPLICABLE) NOT DEPOSITED OR ACCEPTED FOR EXCHANGE FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY WHERE THIS LETTER OF TRANSMITTAL IS DEPOSITED (check box)

BLOCK D

BOOK-ENTRY TRANSFER

☐ CHECK HERE IF ALCAN COMMON SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

(Name of Tendering Institution)

(Account Number)

(Transaction Code Number)

BLOCK E

STATUS AS A U.S. SHAREHOLDER

INDICATE WHETHER YOU ARE A U.S. SHAREHOLDER OR ARE ACTING ON BEHALF OF A
U.S. SHAREHOLDER.

A “U.S. Shareholder” is any holder of Alcan Common Shares that is a resident of the U.S. or any territory or possession thereof or that is a U.S. person for U.S. federal income tax purposes.

☐ The person signing this Letter of Transmittal represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.

☐ The person signing this Letter of Transmittal is a U.S. Shareholder or is acting on behalf of a U.S.
Shareholder.

IF YOU ARE A U.S. SHAREHOLDER OR ACTING ON BEHALF OF A U.S. SHAREHOLDER, IN
ORDER TO AVOID U.S. FEDERAL BACKUP WITHHOLDING TAX ON PAYMENTS MADE
PURSUANT TO THE OFFER, YOU MUST FURNISH A SUBSTITUTE FORM W-9. (SEE BELOW)

BLOCK F

DEPOSIT PURSUANT TO NOTICE OF GUARANTEED DELIVERY

☐ CHECK HERE IF ALCAN COMMON SHARES (OR ALCAN RIGHTS) ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

(Name of Registered Holder)

(Date of Execution of Notice of Guaranteed Delivery)

(Window Ticket Number, if any)

(Name of Institution which Guaranteed Delivery)

If guaranteed delivery of Alcan Common Shares is by book-entry transfer, also provide the following information:

(Account Number)

(Transaction Code Number)

BLOCK G

DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER

Complete, if applicable, in accordance with Instruction 7

The owner signing this Letter of Transmittal represents that the dealer or broker who solicited and obtained this deposit is:

(Firm)	(Telephone Number)
(Address)	(Facsimile Number)
(Registered Representative)	(Registered Representative Identification Number)

☐ CHECK HERE IF LIST OF BENEFICIAL HOLDERS IS ATTACHED ☐ CHECK HERE IF DISKETTE TO FOLLOW

SHAREHOLDER SIGNATURE

Signature guaranteed by (if required under Instruction 4):

Authorized Signature of Guarantor

Name of Guarantor (please print or type)

Address of Guarantor (please print or type)

Dated:

Signature of Shareholder or Authorized Representative

(See Instruction 4)

Name of Shareholder (please print or type)

Daytime Telephone Number of Shareholder

Fax Number of Shareholder

Social Insurance Number or Social Security Number or

Taxpayer Identification Number of Shareholder

Name of Authorized Representative, if applicable

(please print or type)

Daytime Telephone Number of Authorized Representative

Fax Number of Authorized Representative

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.    Signature Guarantees.    If this Letter of Transmittal is signed by a person other than the registered holder(s) of Alcan Common Shares (and/or Alcan Rights, if applicable) deposited herewith, or if deposited Alcan Common Shares (and/or Alcan Rights, if applicable) not purchased are to be returned to a person other than such registered holder(s) or sent to an address other than the address of the registered holder(s) as shown in the register of Alcan shareholders maintained by or on behalf of Alcan, or if share certificates for Alcoa Common Shares or a cheque are to be issued in the name of a person other than the registered holder(s) of the Alcan Common Shares deposited herewith, such signature must be guaranteed by an Eligible Institution (as defined herein) (except that no guarantee is required if the signature is that of an Eligible Institution) or in some other manner acceptable to the Depositary.

An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP), or any other “eligible guarantor institution” (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended). Members of these programs are usually members of a recognized stock exchange in Canada or the U.S., members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the U.S.

2.    Requirements of Deposit.    This Letter of Transmittal (or a manually signed facsimile copy hereof), properly completed and duly executed as required by the instructions set forth below, together with accompanying Alcan Common Share Certificates evidencing deposited Alcan Common Shares (and/or Rights Certificates evidencing Alcan Rights) (or, alternatively, a book-entry transfer, unless an Agent’s Message is utilized, for Alcan shareholders accepting the Offer by following the procedures for book-entry transfer established by DTC) and all other documents required by the terms of the Offer and this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth below prior to the expiration time for the Offer unless the Offer is extended or withdrawn or unless the procedures for guaranteed delivery set forth below are employed. Alcan shareholders accepting the Offer using book-entry transfer must ensure that the required documents are sent to the Depositary at any of its offices set forth below.

If an Alcan shareholder wishes to deposit Alcan Common Shares pursuant to the Offer and (a) the Alcan Common Share Certificates representing those Alcan Common Shares, and/or the Rights Certificates representing the Alcan Rights associated therewith, if applicable, are not immediately available, (b) such shareholder cannot deliver the Alcan Common Share Certificates and/or Rights Certificates, if applicable, and all other required documents to the Depositary before the expiration time, (c) such shareholder cannot comply with the procedures for book-entry transfer on a timely basis, or (d) if the Separation Time has occurred before the expiration time but Rights Certificates have not been distributed to Alcan shareholders before the expiration time, such Alcan Common Shares may nevertheless be deposited pursuant to the Offer if all of the following conditions are met: (i) the deposit is made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery in the form accompanying the Offer (or a manually signed facsimile thereof) is received by the Depositary at any of the offices specified in the Notice of Guaranteed Delivery at or before the expiration time; (iii) the Alcan Common Share Certificates (or Book-Entry Confirmation) representing the deposited Alcan Common Shares and, if Rights Certificates have been distributed to shareholders before the expiration time, the Rights Certificate(s) representing the deposited Alcan Rights, in proper form for transfer, in each case together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile copy hereof) with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message (for DTC accounts), in the appropriate form covering such shares and any other documents required by this Letter of Transmittal, are received at any of the offices of the Depositary on or before 5:00 p.m. (local time at the place of deposit) on the third trading day on the TSX after the date on which the expiration time occurred; and (iv) in the case of Alcan Rights where the Separation Time has occurred before the expiration time but Rights Certificates have not been distributed to Alcan shareholders before the expiration time, the Rights Certificate(s) representing the deposited Alcan Rights, together with this Letter of Transmittal (or a manually signed facsimile copy hereof), properly completed and duly executed with signatures guaranteed if so required in accordance with this Letter of Transmittal and all other documents required hereby, are received by the Depositary at any of its offices listed below in this Letter of Transmittal on or before 5:00 p.m. (local time at the place of deposit) on the third trading day on the TSX after the date on which Rights Certificates are distributed to shareholders.

To be effective, the Notice of Guaranteed Delivery must be delivered by hand or courier, transmitted by facsimile or mailed to the Depositary at any of the offices specified in the Notice of Guaranteed Delivery and must include a guarantee by an Eligible Institution in the form provided in that Notice.

If Alcan Common Share Certificates (and/or Rights Certificates, if applicable) are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile copy hereof) must accompany each such delivery.

USE OF THE MAIL TO TRANSMIT THIS LETTER OF TRANSMITTAL, ALCAN COMMON SHARE CERTIFICATES (AND/OR RIGHTS CERTIFICATES, IF APPLICABLE) AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ALCAN SHAREHOLDER’S RISK. IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE DELIVERED BY HAND TO THE DEPOSITARY AND THAT A RECEIPT BE OBTAINED FOR THEIR DEPOSIT. IF DOCUMENTS ARE MAILED, IT IS RECOMMENDED THAT INSURED MAIL WITH RETURN RECEIPT OR ACKNOWLEDGEMENT OF RECEIPT BE USED AND THAT PROPER INSURANCE BE OBTAINED.

No alternative, conditional or contingent deposits will be accepted. All depositing Alcan shareholders, by executing this Letter of Transmittal (or a manually signed facsimile copy of this Letter of Transmittal if by an Eligible Institution), waive any right to receive any notice of the acceptance of their Alcan Common Shares for payment. Holders of Alcan Common Shares (and/or Alcan Rights, if applicable) registered in the name of a broker, dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing their Alcan Common Shares and/or Alcan Rights.

3.    Partial Deposits (not applicable to Alcan shareholders who tender by book-entry transfer).    If fewer than all the Alcan Common Shares evidenced by any Alcan Common Share Certificate submitted (and/or Alcan Rights evidenced by Rights Certificates submitted) are to be deposited, fill in the number of Alcan Common Shares (and/or Alcan Rights) which are to be deposited in the box entitled “Number of Common Shares Deposited” in the box entitled “Description of Alcan Common Shares Deposited” (and/or “Number of Alcan Rights Deposited” in the box entitled “Description of Alcan Rights Deposited”). In such case, new Alcan Common Share Certificates for the Alcan Common Shares that were evidenced by your old Alcan Common Share Certificates, and Rights Certificates, if applicable, but were not deposited by you, will be sent to you as soon as practicable after the expiration time of the Offer. The total number of Alcan Common Shares evidenced by all Alcan Common Share Certificates and Alcan Rights evidenced by all Alcan Rights Certificates delivered, if applicable, will be deemed to have been deposited unless otherwise indicated. If certificates representing Alcan Common Shares and Rights Certificates, if applicable, not deposited to or purchased under the Offer are to be returned other than in the name and address of the person shown in the register of Alcan shareholders maintained by or on behalf of Alcan, complete Block B of this Letter of Transmittal.

4.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    This Letter of Transmittal must be completed and signed by the registered holder of deposited Alcan Common Shares (and/or Alcan Rights, if applicable) accepting the Offer described above or by such holder’s duly authorized representative (as described below).

If this Letter of Transmittal is signed by the registered holder(s) of the accompanying Alcan Common Share Certificate(s) (and/or Rights Certificates(s)), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such Alcan Common Share Certificate(s) (and/or Rights Certificates(s)) without any change whatsoever, and the Alcan Common Share Certificate(s) (and/or Rights Certificates(s)) need not be endorsed. If such transmitted Alcan Common Share Certificate(s) (and/or Rights Certificates(s)) are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any deposited Alcan Common Shares (and/or Alcan Rights) are registered in different names on several Alcan Common Share Certificates (or Rights Certificate(s)), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Alcan Common Share Certificates or Rights Certificates, as the case may be.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the accompanying Alcan Common Share Certificate(s) (or Rights Certificate(s)), or if a cheque or share certificates for Alcoa Common Shares are to be issued to a person other than the registered holder(s):

•

such deposited Alcan Common Share Certificate(s) (or Rights Certificate(s)) must be endorsed or accompanied by an appropriate transfer power of attorney duly and properly completed by the registered holder(s); and

•

the signature(s) on such endorsement or power of attorney must correspond exactly to the name(s) of the registered holder(s) as registered or as appearing on the Alcan Common Share Certificate(s) (or Rights Certificate(s), as the case may be) and must be guaranteed as noted in Instruction 1.

If this Letter of Transmittal or any Alcan Common Share Certificates (or Rights Certificate(s)) or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate the relevant capacity when signing, and proper evidence satisfactory to the Offerors of their authority so to act must be submitted.

5.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 5, the Offerors will pay any stock transfer taxes with respect to the transfer and sale of Alcan Common Shares (and/or Alcan Rights, if applicable) to them or their order pursuant to the Offer. However, if payment of the Offer Consideration is to be made to, or if Alcan Common Share Certificates for Alcan Common Shares (or Rights Certificates for Alcan Rights) not deposited or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if deposited Alcan Common Share Certificates (and/or Rights Certificate(s)) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes payable on account of the transfer to such person (whether imposed on the registered holder(s) or such person) will be deducted from the Offer Consideration, unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted to the Offerors. Except as otherwise provided in this Instruction 5, it will not be necessary to affix transfer tax stamps to the Alcan Common Share Certificate(s) (and/or Rights Certificate(s)) listed in this Letter of Transmittal.

6.    Delivery Instructions.    If any cheque(s) and share certificates for Alcoa Common Shares are to be sent to or, in respect of partial deposits of Alcan Common Shares, Alcan Common Share Certificates (and/or Rights Certificate(s)) are to be returned to someone at an address other than the address of the Alcan shareholder as it appears in Block A on this Letter of Transmittal entitled “Registration and Payment Instructions,” then Block B on this Letter of Transmittal entitled “Delivery Instructions” should be completed. If Block B is not completed, any cheque(s) and share certificates for Alcoa Common Shares will be mailed to the depositing Alcan shareholder at the address of such holder as it appears in Block A or, if no address is provided in Block A, then it will be sent to the address of such Alcan shareholder as shown on the register of Alcan shareholders maintained by or on behalf of Alcan. Any cheque(s) and share certificates for Alcoa Common Shares mailed in accordance with the Offer and this Letter of Transmittal will be deemed to be delivered and payment will be deemed to be made by the Offerors at the time of mailing.

7.    Solicitation.    If a Soliciting Dealer Group has been formed with respect to the Offer, identify the dealer or broker, if any, who solicited acceptance of the Offer by completing Block G on this Letter of Transmittal entitled “Dealer or Broker Soliciting Acceptance of the Offer.” If this deposit represents more than one beneficial holder, all beneficial holder information must be provided on a list that must accompany the deposit or on a diskette that must be forwarded to the place of deposit.

8.    Waiver of Conditions.    Unless precluded from doing so by applicable law, Alcoa may, in its sole discretion, waive any of these conditions in whole or in part on behalf of the Offerors, without prejudice to any other rights which the Offerors may have; provided, however, that the Offerors will not waive the Independent Shareholder Approval Condition or the Registration Statement Condition.

9.    Backup Withholding.    Under U.S. federal income tax law, an Alcan shareholder whose deposited Alcan Common Shares are accepted for payment pursuant to the Offer may be subject to backup withholding tax

(currently imposed at a rate of 28%) on the gross proceeds of any payment received hereunder. Backup withholding tax is not an additional tax. An Alcan shareholder subject to the backup withholding tax rules will be allowed a credit of the amount withheld against such Alcan shareholder’s U.S. federal income tax liability and, if backup withholding tax results in an overpayment of U.S. federal income tax, such Alcan shareholder may be entitled to a refund, provided that the requisite information is correctly furnished to the Internal Revenue Service in a timely manner.

U.S. Shareholders

To prevent backup withholding tax with respect to payments made to a U.S. Shareholder pursuant to the Offer, the U.S. Shareholder is required to timely notify the Depositary of the U.S. Shareholder’s taxpayer identification number (“TIN”) by completing the enclosed Substitute Form W-9, certifying that the TIN provided on that form is correct (or that such U.S. Shareholder is awaiting receipt of a TIN), and that (a) the U.S. Shareholder has not been notified by the Internal Revenue Service that the U.S. Shareholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (b) after being so notified, the Internal Revenue Service has notified the U.S. Shareholder that the U.S. Shareholder is no longer subject to backup withholding.

If the Depositary is not timely provided with the correct TIN, such U.S. Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such U.S. Shareholder pursuant to the Offer may be subject to backup withholding.

Each U.S. Shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered holder of the Alcan Common Shares. If the Alcan Common Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which TIN to report. A U.S. Shareholder who does not have a TIN may write “Applied For” in Part 1 of the Substitute Form W-9 if such U.S. Shareholder has applied for a TIN or intends to apply for a TIN in the near future. If the U.S. Shareholder writes “Applied For” in Part I of the Substitute Form W-9, (i) the U.S. Shareholder must also complete the “Certificate of Awaiting Taxpayer Identification Number” below in order to avoid backup withholding on payments made pursuant to the Offer and (ii) payments made will be subject to backup withholding unless the U.S. Shareholder has furnished the Depositary with his or her TIN by the time payment is made. A U.S. Shareholder who writes “Applied For” in Part 1 of the Substitute Form W-9 in lieu of furnishing a TIN should furnish the Depositary with the U.S. Shareholder’s TIN as soon as it is received.

Certain U.S. Shareholders (including, among others, all corporations) are not subject to the backup withholding requirements described in this Instruction 9. To avoid possible erroneous backup withholding, a U.S. Shareholder that is exempt from backup withholding should complete the Substitute Form W-9 by providing its correct TIN, signing and dating the form, and checking the “Exempt” box in Part 2 of the form.

Non-U.S. Shareholders

A shareholder who is not a resident or citizen of the U.S. for U.S. federal income tax purposes should submit to the Depositary the appropriate Internal Revenue Service Form W-8. Generally, a foreign individual or a foreign corporation that is not a pass-through entity for U.S. federal income tax purposes and is not engaged in a trade or business within the U.S. would provide a Form W-8BEN. A foreign entity that is a pass-through entity for U.S. federal income tax purposes and is not engaged in a trade or business within the U.S. would generally provide a Form W-8BEN and/or a Form W-8IMY (which may require additional Forms W-8BEN for each of its beneficial owners), depending on its particular circumstances. A foreign individual or a foreign entity that is engaged in a trade or business within the U.S. may be required to provide a Form W-8ECI. Such Internal Revenue Service Form W-8 will be provided to you by the Depositary upon request.

All Alcan shareholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and information reporting requirements and to determine which form should be used to avoid backup withholding.

10.    Requests for Assistance or Additional Copies.    Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Managers and Soliciting Dealers (if Alcoa decides to form a Soliciting Dealer Group) at their respective telephone numbers, in each case, as set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent, and copies will be furnished promptly at Alcoa’s expense. Alcan shareholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

11.    Lost, Destroyed or Stolen Certificates.    If any Alcan Common Share Certificate (or Rights Certificate) has been lost, destroyed or stolen, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary at its office in Toronto, Ontario, Canada listed herein. The Depositary will forward such letter to the transfer agent for the Alcan Common Shares (and/or Alcan Rights) so that the transfer agent may provide replacement instructions. If an Alcan Common Share Certificate (or Rights Certificate) has been lost or destroyed, please ensure that you provide your telephone number to the Depositary so that the Depositary or the transfer agent for the Alcan Common Share Certificate (or Rights Certificate) may contact you. If your Alcan Common Share Certificate (or Rights Certificate) has been lost or destroyed, you must take the foregoing action sufficiently in advance of the expiration time in order to obtain a replacement certificate in sufficient time to permit the replacement certificate to be tendered to the Offer prior to the expiration time.

12.    Miscellaneous.

(a)

Alcan shareholders will not be required to pay any fee or commission if they accept the Offer by depositing their Alcan Common Shares directly with the Depositary or if they make use of the services of a Soliciting Dealer (if Alcoa decides to form a Soliciting Dealer Group) or Dealer Manager to accept the Offer. However, a broker or nominee through whom a shareholder owns Alcan Common Shares (and/or Alcan Rights) may charge a fee to deposit Alcan Common Shares (and/or Alcan Rights) on behalf of the Alcan shareholder. Alcan shareholders should contact their broker or dealer to determine whether any charges will apply. Alcan shareholders should also contact the Dealer Managers, the Depositary or a broker or dealer for assistance in accepting the Offer and in depositing the Alcan Common Shares with the Depositary. In addition, the consideration paid to Alcan shareholders in lieu of fractional Alcoa Common Shares will be distributed by the Depositary to such Alcan shareholders net of commissions.

(b)

The Offerors will not pay any fees or commissions to any broker or dealer or any other person for soliciting deposits of Alcan Common Shares or Alcan Rights, if applicable, pursuant to the Offer except as otherwise contemplated by the Offer to Purchase (other than to the Dealer Managers, the Depositary, the Information Agent and members of the Soliciting Dealer Group).

(c)

If deposited Alcan Common Shares or Alcan Rights, if applicable, are registered in different forms (e.g., “John Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

(d)	Before completing this Letter of Transmittal, you are urged to read the accompanying Offer to Purchase and the Notice of Guaranteed Delivery.

(e)

If the space on this Letter of Transmittal is insufficient to list all Alcan Common Share Certificates for the deposited Alcan Common Shares (or Rights Certificates for the deposited Alcan Rights, if applicable), additional certificate numbers and the number of deposited Alcan Common Shares (or Alcan Rights, if applicable) may be included on a separate signed list affixed to this Letter of Transmittal.

(f)

The Offer to Purchase and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Québec applicable therein. Each party to any agreement resulting from the acceptance of the Offer unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Québec.

(g)

Alcoa shall determine all questions relating to the interpretation of the Offer, the Circular, the Letter of Transmittal and the Notice of Guaranteed Delivery, the validity (including time of receipt) of any acceptance of the Offer and any withdrawal of Alcan Common Shares (and/or Alcan Rights), including, without limitation, the satisfaction or non-satisfaction of any condition, the validity, time and effect of any deposit of Alcan Common Shares (and/or Alcan Rights) or notice of withdrawal of Alcan Common Shares (and/or Alcan Rights), and the due completion and execution of the Letter of Transmittal or Notice of Guaranteed Delivery. Alcoa’s determination of such matters shall be final and binding for all purposes. Alcoa, on behalf of the Offerors, reserves the right to waive any defect in acceptance with respect to any particular Alcan Common Share (and/or Alcan Right) or any particular Alcan shareholder. There shall be no obligation on the Offerors, the Soliciting Dealers (if Alcoa decides to form a Soliciting Dealer Group), the Dealer Managers, the Information Agent or the Depositary to give notice of any defects or irregularities in any acceptance or notice of withdrawal and no liability shall be incurred by any of them for failure to give any such notification.

(h)	The Offerors reserve the right, in accordance with applicable law, to permit an Alcan shareholder to accept the Offer in a manner other than as set out above.

THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY (TOGETHER WITH ALCAN COMMON SHARE CERTIFICATES AND RIGHTS CERTIFICATES, IF APPLICABLE, AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY SIGNED FACSIMILE COPY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION TIME FOR THE OFFER (OR THE EXPIRATION OF A SUBSEQUENT OFFERING PERIOD, IF APPLICABLE).

TO BE COMPLETED BY U.S. SHAREHOLDERS

(See “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” below)

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Please fill out your name and address below: Name: Address (Number and street): City, State and Zip Code:
	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number
Part 2 — Awaiting TIN ☐ Exempt ☐

CERTIFICATION — UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. If you are exempt from backup withholding, check the “Exempt” box in Part 2.

SIGNATURE                                                                                                       DATE

NAME (Please Print)

ADDRESS (Number and street)

City, State and Zip Code

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28 PERCENT OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

U.S. SHAREHOLDERS MUST COMPLETE THE FOLLOWING CERTIFICATE IF THEY CHECKED THE “AWAITING TIN” BOX IN PART 2 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 calendar days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. — Social Security numbers have nine digits separated by two hyphens: i.e., 000-000-000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the NAME and SOCIAL SECURITY or EMPLOYER IDENTIFICATION number of—
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give the NAME and EMPLOYER IDENTIFICATION number of—
6.	A valid trust, estate, or pension trust	The legal entity(4)

7.	Corporate or LLC electing corporate status on Form 8832	The corporation

8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

9.	Partnership or multi-member LLC	The partnership

10.	A broker or registered nominee	The broker or nominee

11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	Show the name of the individual owner. Use either SSN or EIN.
(4)

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9 (PAGE 2)

How to Get a TIN

To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Business Topics. Use Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Form SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, check the “Awaiting TIN” box in Part 2, sign and date the form in the two spaces indicated, and return it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 calendar days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 calendar days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing “Applied For” on the form means that you have already applied for a TIN or that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and return it to the payer.

Payees Exempt from Backup Withholding

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations generally are exempt from backup withholding.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form.

Exempt Payees.

Backup withholding is not required on any payments made to the following payees:

(1)	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

The Depositary for the Offer is:

Computershare Investor Services Inc.

In Canada:

By Mail:	By Registered Mail, Hand or by Courier:

P.O. Box 7024 31 Adelaide St E Toronto, Ontario M5C 2T7 Attention: Corporate Actions	100 University Avenue 9th Floor Toronto, Ontario M5J 2Y1 Attention: Corporate Actions

Toll Free (North America): (888) 344-2821

Overseas: (514) 982-7555

Email: corporateactions@computershare.com

Montreal		Vancouver	Calgary
By Hand:	Registered Mail or by Courier:	By Registered Mail, Hand or by Courier:	By Registered Mail, Hand or by Courier:
650 de Maisonneuve Blvd West Suite 700 Montreal, Québec H3A 3S8	1500 University Street Suite 700 Montreal, Québec H3A 3S8	510 Burrard Street 2nd Floor Vancouver, British Columbia V6C 3B9	Western Gas Tower Suite 600, 530 8th Avenue S.W. Calgary, Alberta T2P 3S8

In the U.S.:

By Mail:	By Hand or by Courier:

c/o Computershare Trust Company, N.A. Attention: Corporate Actions P.O. Box 43014 Providence, Rhode Island 02940-3014	c/o Computershare Trust Company, N.A. Attention: Corporate Actions 250 Royall Street Canton, Massachusetts 02021

The Dealer Managers for the Offer are:

In Canada:	In the U.S.:

100 King Street West BMO Nesbitt Burns Inc. Toronto, Ontario M5X 1H3 Toll Free: (866) 638-5886	New York, New York 10013 Citigroup Global Markets Inc. 388 Greenwich Street Toll Free: (800) 956-2133	Goldman, Sachs & Co. Toll Free: (800) 323-5678 85 Broad Street New York, New York 10004 Call Collect: (212) 902-1000

The Information Agent for the Offer is:

105 Madison Avenue

New York, New York 10016

Collect: (212) 929-5500

Toll Free: (800) 322-2885 (English)

               (888) 405-1217 (French)

Email: alcan@mackenziepartners.com

Any questions and requests for assistance may be directed by Alcan Shareholders to the Dealer Managers, the Depositary or the Information Agent at their respective telephone numbers and locations set forth above.